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                                                                 Exhibit 10(cvi)


                      NACCO MATERIALS HANDLING GROUP, INC.
                             UNFUNDED BENEFIT PLAN
              (As Amended and Restated Effective October 1, 1994)

                       INSTRUMENT OF ADOPTION AND MERGER


                 WHEREAS, NACCO Industries, Inc. ("NACCO") employees became covered under the profit sharing portion of the NACCO Materials Handling Group, Inc. Profit Sharing Plan (the "Qualified Plan") and the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (the "Plan"), effective December 31, 1993;

                 WHEREAS, NACCO adopted the Before Tax Contributions and Matching Employer Contributions portions of the Qualified Plan effective December 1, 1994; and

                 WHEREAS, NACCO employees are covered under The North American Coal Corporation Deferred Compensation Plan for Management Employees (the "North American Coal Plan") with respect to their excess Before Tax Contributions and excess Matching Employer Contributions and NACCO desires to cover such employees under the Plan effective January 1, 1995;

                 NOW THEREFORE:

                 NACCO hereby adopts the Plan for the benefit of its employees who satisfy the requirements of a "Participant" (as defined in Section 2.14 of the Plan, as amended by Amendment No. 2), effective January 1, 1995. As a result, effective January 1, 1995, NACCO shall provide excess Before Tax Contributions and excess Matching Employer Contributions to NACCO 401(k) Employees through the Plan and the liabilities of NACCO to NACCO 401(k) Employees shall continue after January 1, 1995 under the Plan. Any such liabilities of NACCO existing as of December 31, 1994 under the North American Coal Plan shall be transferred from the North American Coal Plan to the Plan effective January 1, 1995.


Date: December 30, 1994                  NACCO INDUSTRIES, INC.
      -----------------

                                         By: Steve M. Billick
                                             --------------------------------

                                         Title: Vice President and Controller

                                                -----------------------------


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                 This Instrument of Adoption and Merger and the terms and
provisions hereof are hereby consented to by NACCO Materials Handling Group, Inc., the sponsor of the Plan.


                                                 NACCO MATERIALS HANDLING
                                                 GROUP, INC.


                                                 By: Charles A. Bittenbender
                                                     ------------------------

                                                 Title: Assistant Secretary
                                                        ---------------------